                             MONY SERIES FUND, INC.

                                   PROSPECTUS
                               DATED MAY 1, 2000

MONY Series Fund, Inc. provides a wide range of investment options through its separate portfolios. The available portfolios are:

                        INTERMEDIATE TERM BOND PORTFOLIO

                            LONG TERM BOND PORTFOLIO

                        GOVERNMENT SECURITIES PORTFOLIO

                             MONEY MARKET PORTFOLIO

MONY SERIES FUND, INC. PORTFOLIOS ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT JUDGED THIS FUND FOR INVESTMENT MERIT. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             MONY SERIES FUND, INC.
                                   PROSPECTUS
                               DATED MAY 1, 2000

     NO PERSON MAY GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF ANY OTHER INFORMATION IS GIVEN OR OTHER REPRESENTATIONS ARE MADE, YOU MUST NOT RELY ON THEM AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                              PAGE
                                                              ----
THE FUND....................................................    1
  Portfolio Information Key.................................    1
  Intermediate Term Bond Portfolio..........................    2
  Long Term Bond Portfolio..................................    4
  Government Securities Portfolio...........................    6
  Money Market Portfolio....................................    8
  Financial Highlights......................................   10
MANAGEMENT OF THE FUND......................................   14
  Investment Adviser........................................   14
  Custodian, Transfer Agent and Dividend Disbursing Agent...   15
  Year 2000 Issue...........................................   15
  Legal Proceedings.........................................   15
PURCHASE AND REDEMPTION OF SHARES...........................   15
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   16
SHARES IN THE FUND..........................................   17
THE ACCOUNTS AND THE CONTRACTS..............................   17
STATE LAW RESTRICTIONS......................................   18
DETERMINATION OF NET ASSET VALUE............................   19
  Valuation of Intermediate Term Bond, Long Term Bond and
     Government Securities Portfolios.......................   19
  Valuation of Money Market Portfolio.......................   19
Appendix A..................................................  A-1
Appendix B..................................................  B-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    THE FUND

     MONY Series Fund, Inc. (the "Fund") currently has seven (7) separate portfolios, four of which are available. Each portfolio is in effect a separate investment fund for investment and federal tax purposes. In other respects the Fund is treated as one entity. For more detailed information, see "Shares in the Fund," at page 26. Information on each of the portfolios of the Fund is provided below.

PORTFOLIO INFORMATION KEY

  Investment Objective

     The portfolio's particular investment goals.

  Investment Strategies

     The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the portfolio invests.

  Risk Factors

     The major risk factors associated with the portfolio.

  Investment Adviser Fees

     The investment adviser fee for each portfolio.

  Portfolio Management

     The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the portfolio's day-to-day management.

  Performance Bar Chart and Table

     Provides information on returns over a period of time.

  Financial Highlights

     A table showing the Fund's financial performance for up to ten years, by portfolio. A bar chart showing total return allows you to compare the portfolio's historical risk level to those of other funds.

INTERMEDIATE TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be change with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Corporate Index and competing funds. All securities in the portfolio will be investment-grade. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing how the portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.
[Intermediate Term Bond Portfolio Graph]

                                                                   INTERMEDIATE TERM BOND PORTFOLIO
                                                                   --------------------------------
1990                                                                              6.90
1991                                                                             15.27
1992                                                                              6.85
1993                                                                              7.84
1994                                                                             -1.52
1995                                                                             14.82
1996                                                                              3.69
1997                                                                              7.70
1998                                                                              7.44
1999                                                                              0.23

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                     1 YEAR      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------
 Intermediate Term Bond Portfolio                              0.23%        6.67%        6.82%
------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate Gov/Corp Index*                  0.39%        7.10%        7.26%
------------------------------------------------------------------------------------------------

---------------
* This index includes securities issued by the U.S. Government and its agencies, and publicly issued U.S. Corporate and Yankee debentures and secured notes meeting minimum quality and issuance requirements and having a maturity of more than 1 year but less than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

LONG TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Long Government/Corporate Index and other competing funds. The investment objectives may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. All securities in the portfolio will be investment-grade. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of longer than eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of the investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing how the portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.
[Long Term Bond Portfolio Graph]

                                                                       LONG TERM BOND PORTFOLIO
                                                                       ------------------------
1990                                                                              6.26
1991                                                                             17.57
1992                                                                              8.79
1993                                                                             14.21
1994                                                                             -6.14
1995                                                                             30.04
1996                                                                             -0.31
1997                                                                             13.44
1998                                                                             10.08
1999                                                                              -7.6

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.44% (quarter ending June 30, 1989) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                   1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
 Long Term Bond Portfolio                                    -7.60%       8.39%        8.11%
----------------------------------------------------------------------------------------------
 Lehman Brothers Long Gov/Corp Index*                        -7.65%       8.99%        8.65%
----------------------------------------------------------------------------------------------

---------------
* This index includes securities issued by the U.S. Government and its agencies, and publicly issued U.S. Corporate and Yankee debentures and secured notes meeting minimum quality and issuance requirements and having a maturity longer than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government Index and other competing funds. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS   While the portfolio invests in securities of the highest possible credit quality, the value of those investments can still be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. The U.S. Government or its agencies do not guarantee investments in the portfolio. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the portfolio's performance from year-to-year from May 1, 1991 to December 31, 1999 and by showing how the portfolio's average annual returns for one, five and since inception compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.
[Government Securities Portfolio Graph]

                                                                    GOVERNMENT SECURITIES PORTFOLIO
                                                                    -------------------------------
1991                                                                              9.70
1992                                                                              7.01
1993                                                                              8.18
1994                                                                             -2.68
1995                                                                             10.89
1996                                                                              3.62
1997                                                                              7.18
1998                                                                              6.85
1999                                                                              0.66

During the period since inception shown in the bar chart, the highest return for a quarter was 5.11% (quarter ending December 31, 1991) and the lowest return for a quarter was -1.87% (quarter ending March 31, 1992).

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                           SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)               1 YEAR      5 YEARS         INCEPTION
-------------------------------------------------------------------------------------------------
 Government Securities Portfolio                          0.66%       5.78%            5.98%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate US Gov Index*               0.79%       6.93%            6.71%
-------------------------------------------------------------------------------------------------

---------------
* This index includes securities issued by the U.S. Government and its agencies having a maturity of more than 1 year but less than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE   The portfolio seeks to maximize current income while
preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES   To pursue its investment objective, the portfolio
invests primarily in high quality short-term money market instruments. The portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The portfolio holds fixed and floating interest rate instruments. The portfolio does not hold more than 5% of its assets in any one issuer. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

RISK FACTORS   As with any money market fund, the fund will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the fund. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.40% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing the portfolio's average annual returns for one, five and ten years. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance.

How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.

[BAR CHART]

                                                                         DIVERSIFIED PORTFOLIO
                                                                         ---------------------
1990                                                                             7.97
1991                                                                             5.74
1992                                                                             3.38
1993                                                                             2.78
1994                                                                             3.89
1995                                                                             5.64
1996                                                                             5.12
1997                                                                             5.27
1998                                                                             5.25
1999                                                                             4.98

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.93% (quarter ending September 30, 1990) and the lowest return for a quarter was 0.66% (quarter ending June 30, 1993).

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                10
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                      1 YEAR      5 YEARS       YEARS
-------------------------------------------------------------------------------------------------
 Money Market Portfolio                                          4.98%       5.25%        4.99%
-------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

INTERMEDIATE TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Intermediate Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                 1999       1998       1997       1996       1995
                                                -------    -------    -------    -------    -------
Net asset value, beginning of period..........  $ 11.33    $ 11.12    $ 10.96    $ 10.57    $  9.75
                                                -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss)................     0.61(c)    0.51       0.63       0.62       0.63
  Net realized and unrealized gain (loss) on
    investments...............................    (0.59)      0.28       0.16      (0.23)      0.82
                                                -------    -------    -------    -------    -------
    Total from investment operations..........     0.02       0.79       0.79       0.39       1.45
                                                -------    -------    -------    -------    -------
Less distributions
  Dividends from net investment income........    (0.53)     (0.58)     (0.63)        --      (0.63)
  Distributions from net capital gains........       --         --         --         --         --
                                                -------    -------    -------    -------    -------
    Total distributions.......................    (0.53)     (0.58)     (0.63)      0.00      (0.63)
                                                -------    -------    -------    -------    -------
Net asset value, end of period................  $ 10.82    $ 11.33    $ 11.12    $ 10.96    $ 10.57
                                                =======    =======    =======    =======    =======
    Total return..............................     0.23%      7.44%      7.70%      3.69%     14.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............  $55,595    $59,531    $44,217    $40,045    $37,520
Ratio of expenses (excluding expense
  reduction) to average net assets............     0.57%      0.62%      0.51%      0.48%      0.49%
Ratio of expenses to average net assets.......     0.57%      0.61%      0.51%      0.47%      0.49%
Ratio of net investment income (loss)
  (excluding expense reduction) to average net
  assets......................................     5.50%      5.60%      5.97%      5.87%      6.10%
Ratio of net investment income (loss) to
  average net assets..........................     5.50%      5.61%      5.98%      5.88%      6.10%
Portfolio turnover............................       40%        18%        79%        34%        32%

---------------

(c) Based on average shares outstanding.

LONG TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Long Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------
                                                1999        1998       1997       1996       1995
                                              --------    --------    -------    -------    -------
Net asset value, beginning of period........  $  14.17    $  13.64    $ 12.84    $ 12.88    $ 10.47
                                              --------    --------    -------    -------    -------
Income from investment operations:
  Net investment income (loss)..............      0.74(c)     0.56       0.76       0.79       0.74
  Net realized and unrealized gain (loss) on
    investments.............................     (1.80)       0.75       0.83      (0.83)      2.41
                                              --------    --------    -------    -------    -------
    Total from investment operations........     (1.06)       1.31       1.59      (0.04)      3.15
                                              --------    --------    -------    -------    -------
Less distributions
  Dividends from net investment income......     (0.53)      (0.72)     (0.79)        --      (0.74)
  Distributions from net capital gains......     (0.26)      (0.06)        --         --         --
                                              --------    --------    -------    -------    -------
    Total distributions.....................     (0.79)      (0.78)     (0.79)      0.00      (0.74)
                                              --------    --------    -------    -------    -------
Net asset value, end of period..............  $  12.32    $  14.17    $ 13.64    $ 12.84    $ 12.88
                                              ========    ========    =======    =======    =======
    Total return............................     (7.60)%     10.08%     13.44%     (0.31)%    30.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).............  $105,317    $122,957    $75,353    $62,099    $62,018
Ratio of expenses (excluding expense
  reduction) to average net assets..........      0.55%       0.58%      0.49%      0.46%      0.48%
Ratio of expenses to average net assets.....      0.55%       0.57%      0.49%      0.46%      0.48%
Ratio of net investment income (loss)
  (excluding expense reduction) to average
  net assets................................      5.68%       5.50%      6.33%      6.40%      6.58%
Ratio of net investment income (loss) to
  average net assets........................      5.68%       5.50%      6.33%      6.40%      6.58%
Portfolio turnover..........................        43%         41%        37%        60%        79%

---------------

(c) Based on average shares outstanding.

GOVERNMENT SECURITIES PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Government Securities Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------
                                              1999        1998        1997        1996        1995
                                             -------     -------     -------     -------     ------
Net asset value, beginning of period.......  $ 11.17     $ 10.89     $ 10.58     $ 10.21     $ 9.51
                                             -------     -------     -------     -------     ------
Income from investment operations:
  Net investment income (loss).............     0.56(c)     0.33        0.45        0.45       0.34
  Net realized and unrealized gain (loss)
    on investments.........................    (0.49)       0.39        0.28       (0.08)      0.70
                                             -------     -------     -------     -------     ------
    Total from investment operations.......     0.07        0.72        0.73        0.37       1.04
                                             -------     -------     -------     -------     ------
Less distributions
  Dividends from net investment income.....    (0.33)      (0.44)      (0.42)       0.00      (0.34)
  Distributions from net capital gains.....     0.00(d)       --          --          --       0.00(d)
                                             -------     -------     -------     -------     ------
    Total distributions....................    (0.33)      (0.44)      (0.42)       0.00      (0.34)
                                             -------     -------     -------     -------     ------
Net asset value, end of period.............  $ 10.91     $ 11.17     $ 10.89     $ 10.58     $10.21
                                             =======     =======     =======     =======     ======
    Total return...........................     0.66%       6.85%       7.18%       3.62%     10.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)............  $57,337     $54,615     $25,066     $16,383     $8,556
Ratio of expenses (excluding expense
  reduction) to average net assets.........     0.58%       0.64%       0.56%       0.55%      0.74%
Ratio of expenses to average net assets....     0.57%       0.62%       0.54%       0.52%      0.70%
Ratio of net investment income (loss)
  (excluding expense reduction) to average
  net assets...............................     5.08%       5.09%       5.50%       5.56%      6.06%
Ratio of net investment income (loss) to
  average net assets.......................     5.09%       5.10%       5.52%       5.59%      6.10%
Portfolio turnover.........................        8%         30%         19%         13%         0%

---------------
(c) Based on average shares outstanding.
(d) Less than $.01 per share.

MONEY MARKET PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Money Market Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                             1999        1998        1997        1996        1995
                                           --------    --------    --------    --------    --------
Net asset value, beginning of period.....  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                           --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)...........      0.05        0.05        0.05        0.05        0.05
  Net realized and unrealized gain (loss)
    on investments.......................        --          --          --          --          --
                                           --------    --------    --------    --------    --------
    Total from investment operations.....      0.05        0.05        0.05        0.05        0.05
                                           --------    --------    --------    --------    --------
Less distributions
  Dividends from net investment income...     (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
  Distributions from net capital gains...        --          --          --          --          --
                                           --------    --------    --------    --------    --------
    Total distributions..................     (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
                                           --------    --------    --------    --------    --------
Net asset value, end of period...........  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                           ========    ========    ========    ========    ========
    Total return.........................      4.98%       5.25%       5.27%       5.12%       5.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)..........  $336,532    $349,421    $158,286    $144,932    $110,367
Ratio of expenses (excluding expense
  reduction) to average net assets.......      0.44%       0.45%       0.46%       0.45%       0.46%
Ratio of expenses to average net
  assets.................................      0.44%       0.45%       0.45%       0.44%       0.45%
Ratio of net investment income (loss)
  (excluding expense reduction) to
  average net assets.....................      4.84%       5.08%       5.11%       4.94%       5.29%
Ratio of net investment income (loss) to
  average net assets.....................      4.84%       5.09%       5.11%       4.95%       5.30%

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     The Fund's investment adviser is MONY Life Insurance Company of America ("MONY America"). MONY America's principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY America will carry on the overall day-to-day management of the seven current portfolios under an Investment Advisory Agreement with the Fund. Not all of the portfolios are available to contract and policyholders. It also will provide investment advice and related services for each of the portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. Prior to 1985 MONY America had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

     MONY is a life insurance company organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 1999, total assets under management in the accounts managed by MONY and MONY America were about $25.0 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one over the another. Investments will be allocated among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because these various entities have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more of such entities when it sells such securities for another.

The fee for each of the available portfolios is shown in the table below.

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                     MANAGEMENT FEE
--------------------------------------------------------------------------------------------
  Intermediate Term Bond Portfolio              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Long Term Bond Portfolio                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Government Securities Portfolio               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Money Market Portfolio                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------

     MONY America has agreed to bear all expenses (1) for the Fund's organization, (2) related to initial registration and qualification under federal and state securities laws, and (3) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses, including those associated with calculating net asset value of the portfolios and any extraordinary or non-recurring expenses will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see "Purchase and Redemption of Shares" on page 25.

     MONY America receives an investment management fee as compensation for its services to each of the portfolios.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the securities held by the portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

YEAR 2000 ISSUE

     MONY America has monitored the status of the technologies that are utilized for administration by the Fund for Year 2000 compliance. As the Fund transitioned into the Year 2000 there were no reported incidents with investment systems, interfaces or third parties. The investment adviser, principal underwriter and distributor, transfer agent, custodian and various service providers were able to continue their operations and provide uninterrupted service.

LEGAL PROCEEDINGS

     The Fund, its investment adviser and its principal underwriter are not a party to any legal proceedings at December 31, 1999.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently being offered continuously to MONY and MONY America at prices equal to the net asset values of each portfolio. MONY and MONY America buy the shares for allocation to the Variable Accounts (as that term is defined on page 18.) to fund benefits payable under the contracts described in the attached prospectus. There is no sales charge for shares at the Fund level. The Fund sells its shares through MONY Securities Corporation ("MSC") (which acts as "principal underwriter" of the contracts and therefore of the shares of the Fund). MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of

Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be paid by MSC pursuant to an underwriting agreement. The underwriting agreement will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission ("SEC") under the Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the SEC as a result of which disposal of a portfolio's securities or determination of the net asset value of each portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of shareholders of each portfolio.

     A portfolio may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the portfolio does not calculate net asset value. As a result, the value of these investments may change on days when shares cannot be purchased or sold by MONY and/or MONY America.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see the Statement of Additional Information. Under those provisions, there are certain cases in which the Fund and each of its portfolios will not be subject to federal income tax. Federal income tax will not apply on the part of the net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts. Federal income tax will also not apply to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information on the federal tax results to Contract holders, see the attached prospectus for the Contracts.

     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each portfolio. For dividend purposes, net ordinary income of each portfolio, consists of:

          (1) All dividends received (other than stock dividends), plus

          (2) All interest and other ordinary income accrued, plus

          (3) All short-term capital gains realized, less

          (4) The expenses of the portfolio (including fees payable to the investment adviser).

Net ordinary income of the Money Market Portfolio consist of:

          (1) Interest accrued and/or discount earned (including both original issue and market discount), plus

          (2) All realized net short-term capital gains, less

          (3) The expenses of the portfolio (including the fees payable to the investment adviser).

Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently. MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will normally declare and distribute annually all net realized capital gains of each portfolio of the Fund (other than short-term gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the portfolios are computed separately. This will not cause any of the portfolios to have a different investment performance than it would if it were taxed, together with the other portfolios, as a single investment company. It will also not affect the value of Contract holders' interests under the Contracts.

     The Fund and each of its portfolios expect to declare dividends for each calendar year payable to shareholders of record as of a specified date. These dividends will usually be distributed in March of the following calendar year. In determining the capital gains distribution, the Fund and each of its portfolios will compute net realized capital gains for each calendar year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, you should refer to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                               SHARES IN THE FUND

     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (750 million shares); and Diversified Portfolio Capital Stock (150 million shares). In the future, the Fund may allocate some of the remaining authorized shares to these classes, or create new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. Holders of shares of any portfolio are entitled to redeem their shares (see "Purchase and Redemption of Shares" at page 15). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights.

     MONY provided the initial capital for each of the Fund's portfolios. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the portfolios (or any new portfolios) to avoid an unrealistically poor investment performance. Poor investment performance might otherwise result because the amounts available for investment were too small. The acquisition of shares by MONY also enables the portfolios to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to the Variable Accounts described in "The Accounts and the Contracts," below) will be acquired for investment and can be disposed of only be redemption. They will not be redeemed by MONY until the other assets of the portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of contract holders.

                         THE ACCOUNTS AND THE CONTRACTS

     Shares of all portfolios in the Fund are currently sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible

Premium Variable Life Insurance Contracts issued by those companies. The shares are also sold to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts that they issue. Shares of all portfolios, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by them. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. Until June 24, 1994, shares were sold to MONY for allocation to Keynote to fund benefits under Group Annuity Contracts issued by MONY. Each contract holder allocates the net premiums and the assets relating to these Contracts, within contract limitations, among the subaccounts of these variable accounts ("Variable Accounts"). The subaccount assets are invested in the corresponding portfolios of the Fund. Contract holders should consider that the investment return experience of the portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder, which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this prospectus refer to those companies.

                             STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and MONY America Variable Accounts are subject to the provisions of New York and Arizona insurance law, respectively, applicable to the investments of life insurance separate accounts. State law investment restrictions do not apply directly to the Fund. However, the portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Currently under New York law, the assets of Keynote and the MONY Variable Accounts may be invested in any investments:

        (1) permitted by agreement between these Variable Accounts and their contract holders, and

        (2) acquired in good faith and with that degree of care that an ordinary prudent person in a like position would use under similar circumstances.

     The only agreement with contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment assets of the Fund are subject to the investment objective, policies and restrictions applicable to the Portfolios, as described in this prospectus. (see The Fund at page 1) and in the Statement of Additional Information (Investment Restrictions).

     The following is a summary of the current provisions of Arizona law:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy qualitative requirements, but without regard to quantitative restrictions. The following instruments must receive an investment grade rating approved by the Director of
Insurance: (1) bonds, (2) debentures, (3) notes, (4) commercial paper and other evidences of indebtedness, and (6) preferred, guaranteed or preference stocks. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10% of assets and not exceeding 2% of assets as to any one such investment.

     Compliance with the New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states. However, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes additional limits applicable to the Variable Accounts, the Fund will comply with such further investments limits.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each portfolio will be determined once daily. The determination will occur immediately after the declaration of dividends, if any, at a time determined by the Fund's Board of Directors. Currently, net asset value is determined at 4:00 p.m. New York City time on each day the New York Stock Exchange is open for business. The net asset value per share of each portfolio except the Money Market Portfolio is computed as follows:

          (1) Add the sum of the value of the securities held by the portfolio plus any cash or assets it holds.

          (2) Subtract all the portfolio's liabilities.

          (3) Divide the result by the total number of shares outstanding of that portfolio at the time of the determination.

Expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price. Thereafter, it will be valued by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations valued under this method where: (1) credit or other factors may indicate the method is not appropriate, or (2) the rules of the SEC require a review. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios."

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     Securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on:

          (i) the last available sales price on a national securities exchange, or

          (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or

          (iii) the average of the quoted bid and asked prices in the over-the-counter market.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share because the net investment income of this portfolio (including realized and unrealized gains and losses on its holdings) will be declared as a dividend each time its net income is determined. (See "Dividends, Distributions and Taxes," at page 16.) If the Board of Directors of the Fund considers it inadvisable to continue to maintain the net asset value of the portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify shareholders of any such alteration.

     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized cost basis. The regulations of the SEC require as a condition for using amortized cost valuation that the portfolio:

          (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and

          (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which are Eligible Securities when acquired.

Eligible Securities include any security:

          (i) issued with, or with a remaining maturity of, 397 days or less, and

          (ii) which is rated (or, if unrated, the issuer also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

          (iii) the issuer of which does not have any securities which have a short term rating but which security is:

             (a) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and

             (b) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation form such rating organization that was not within the two highest rating categories.

In the event of sizable changes in interest rates, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors. The procedures determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent. If it does, an appropriate adjustment will be made in the value of the obligations.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

     1. Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. These include:

     - U.S. Treasury Bills,

     - Other obligations issued or guaranteed by the U.S. Government,

     - Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and

     - Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality.

        Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association, (2) the Federal Farm Credit Bank, (3) the Federal Home Loan Bank and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

     2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank which has, at the time of the Portfolio's investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term "certificates of deposit" includes:

     - Eurodollar certificates of deposit, which are traded in the over-the-counter market,

     - Eurodollar time deposits, for which there is generally not a market, and

     - Yankee certificates of deposit.

"Eurodollars" are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U. S. dollars and issued in the United States by the domestic branch of a foreign bank and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

     3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations or, (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.

     4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

"Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.

     5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

     6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

     7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

     8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC"). This Rule permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see Valuation of Money Market Portfolio at page 19 for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which:

     (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or

     (ii) is a security having:

        - a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days, and

        - which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or

     (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security.

A Second Tier security is any Eligible Security (see Valuation of Money Market Portfolio at page 19 for a discussion of Eligible Securities) which is not a First Tier security.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      APPENDIX B

                      DESCRIPTION OF COMMERCIAL PAPER AND
                             CORPORATE BOND RATINGS

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     - Prime 1-Superior Ability for Repayment;

     - Prime 2-Strong Ability for Repayment;

     - Prime 3-Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rate "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ are regarded as having the highest certainty of time payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rate "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                             MONY SERIES FUND, INC.
                             ADMINISTRATIVE OFFICES
                    1740 BROADWAY, NEW YORK, NEW YORK 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to: MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

File Number: 2-95501
          811-04209